    Exhibit 99.1

Century Aluminum Company Reports First Quarter 2022 Results

Chicago, April 28, 2022 (GLOBE NEWSWIRE) -- Century Aluminum Company (NASDAQ: CENX) today announced its first quarter 2022 results.

Business Highlights

•Shipments up 5% sequentially
•Net Sales up 14% sequentially on higher LME prices
•Global ~1 million tonnes supply deficit and lowest LME inventory levels since 2005
•Realized LME aluminum price of $2,762/T in first quarter is up $158/T from prior quarter

First Quarter 2022 Financial Results

$MM (except shipments and per share data)
	Q4 2021	Q1 2022
Shipments (tonnes)	200,961	211,411
Net sales	$659.1	$753.6
Net income	$60.4	$17.7
Diluted earnings per share	$0.59	$0.18
Adjusted net income(1)	$17.2	$60.7
Adjusted earnings per share(1)	$0.17	$0.59
Adjusted EBITDA(1)	$82.2	$105.5

Notes:
(1) Non-GAAP measure; see reconciliation of GAAP to non-GAAP financial measures.

Shipments of primary aluminum for the quarter ended March 31, 2022 increased 5 percent sequentially, driven primarily by the restart project at Mt. Holly. Net sales for the first quarter of 2022 increased by 14 percent sequentially due to volume and higher aluminum prices.

Century reported net income of $17.7 million for the first quarter of 2022, a $42.7 million decrease sequentially. First quarter results were negatively impacted by $42.3 million of net exceptional items, in particular $39.0 million of unrealized losses on derivative instruments and $3.3 million in share-based compensation costs. Thus, Century reported an adjusted net income of $60.7 million for the first quarter of 2022, a $43.5 million improvement sequentially.

Adjusted EBITDA for the first quarter of 2022 was $105.5 million. This was an increase of $23.3 million from the prior quarter primarily driven by higher prices of primary aluminum and volume, partially offset by higher raw material costs.
Century's liquidity position at quarter end was $154.3 million, an increase of $54.8 million from the prior quarter.

“We are pleased to report these excellent results for the first quarter," commented President and Chief Executive Officer Jesse Gary. "Our investments towards restarting production at Hawesville and Mt. Holly, combined with the hard work of our employees, have put us in a great position to benefit from the market conditions that we are experiencing today.

“Demand remains strong in our core markets in the U.S. and Europe and inventories have been drawn down to post-financial crisis lows. While we continue to see inflationary pressure in energy markets and other key raw materials, our focus on cost discipline and execution leaves us well situated to benefit from historically high aluminum prices.”

About Century Aluminum Company
Century Aluminum Company owns primary aluminum capacity in the United States and Iceland. Century's corporate offices are located in Chicago, IL. Visit www.centuryaluminum.com for more information.

Non-GAAP Financial Measures
Adjusted net income (loss), adjusted earnings (loss) per share and adjusted EBITDA are non-GAAP financial measures that management uses to evaluate Century's financial performance.  These non-GAAP financial measures facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that management does not believe are indicative of Century’s ongoing operating performance and ability to generate cash.  Management believes these non-GAAP financial measures enhance an overall understanding of Century’s performance and our investors’ ability to review Century’s business from the same perspective as management.  The tables below, under the heading "Reconciliation of Non-GAAP Financial Measures," provide a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Century's reported results prepared in accordance with GAAP.  In addition, because not all companies use identical calculations, adjusted net income (loss), adjusted earnings (loss) per share and adjusted EBITDA included in this press release may not be comparable to similarly titled measures of other companies.  Investors are encouraged to review the reconciliations in conjunction with the presentation of these non-GAAP financial measures.
Cautionary Statement
This press release and statements made by Century Aluminum Company management on the quarterly conference call contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements are statements about future events and are based on our current expectations.  These forward-looking statements may be identified by the words "believe," "expect," "hope," "target," "anticipate," "intend," "plan," "seek," "estimate," "potential," "project," "scheduled," "forecast" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," "might," or "may."  Our forward-looking statements include, without limitation, statements with respect to: our assessment of global and local financial and economic conditions; our assessment of the aluminum market and aluminum prices (including premiums); our assessment of alumina pricing, costs associated with our other key raw materials, including power, and supply and availability of those key raw materials, including any power curtailments; the impact of the COVID-19 pandemic, and governmental guidance and regulations aimed at addressing the pandemic, including any possible impact on our business, operations, financial condition, results of operation, global supply chains or workforce; the impact of the war in Ukraine, including any sanctions and/or export controls targeting Russia and businesses tied to Russia and to sanctioned entities and individuals, including any possible impact on our business, operations, financial condition, results of operations and global supply chains; the future financial and operating performance of Century and its subsidiaries; our ability to successfully manage market risk and to control or reduce costs; our plans and expectations with respect to future operations, including any plans and expectations to curtail or restart production, including the expected impact of any such actions on our future financial and operating performance; our plans and expectations with regards to future operations of our Mt. Holly smelter, including our expectations as to the restart of curtailed production at Mt. Holly, including the timing, costs and benefits associated with this restart project; our plans with regards to future operations of our Hawesville smelter, including our expectations as to the restart of curtailed production at Hawesville and bringing the smelter back to full production and expectations as to the timing, costs and benefits associated with this restart project; our plans and expectations with regards to the Grundartangi casthouse project, including our expectations as to the timing, costs and benefits associated with the Grundartangi casthouse project; our ability to successfully obtain and/or retain competitive power arrangements for our operations; the impact of Section 232 relief, including tariffs or other trade remedies, the extent to which any such remedies may be changed, including through exclusions or exemptions, and the duration of any trade remedy; the impact of any new or changed law, regulation, including, without limitation, sanctions or other similar remedies or restrictions; our anticipated tax liabilities, benefits or refunds including the realization of U.S. and certain foreign deferred tax assets and liabilities; our ability to access existing or future financing arrangements and the terms of any such future financing arrangements; our ability to repay or refinance debt in the future; our ability to recover losses from our insurance; our assessment and estimates of our pension and other postretirement liabilities, legal and environmental liabilities and other contingent liabilities; our assessment of any future tax audits or insurance claims and their respective outcomes; negotiations with labor unions or future representation by a union of our employees; our assessment of any information technology related risks, including the risk from the previously disclosed February 2022 cyber incursion event; and our future business objectives, plans, strategies and initiatives, including our competitive position and prospects.

Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis.  However, our forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements.  Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the risk factors and forward-looking statements cautionary language contained in our Annual Report on Form 10-K, quarterly reports on Form 10-Q and in other filings made with the Securities and Exchange Commission.  Although we have attempted to identify those material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors that could cause actual results or events to differ from those anticipated, estimated or intended.  Many of these factors are beyond our ability to control or predict.  Given these uncertainties, investors are cautioned not to place undue reliance on our forward-looking statements.  We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share amounts)
(Unaudited)
	Three months ended
	March 31,	December 31,	March 31,
	2021	2021	2022
NET SALES:
Related parties	$268.3	$411.7	$433.1
Other customers	175.7	247.4	320.5
Total net sales	444.0	659.1	753.6
Cost of goods sold	464.7	589.7	660.4
Gross profit (loss)	(20.7)	69.4	93.2
Selling, general and administrative expenses	16.1	18.6	11.7
Other operating expense - net	0.1	0.3	0.2
Operating income (loss)	(36.9)	50.5	81.3
Interest expense - Hawesville term loan	(0.3)	(0.5)	—
Interest expense	(9.0)	(6.2)	(7.3)
Interest income	0.1	0.6	0.1
Net gain (loss) on forward and derivative contracts	(98.1)	26.8	(56.7)
Other income - net	1.9	2.5	2.0
Income (loss) before income taxes	(142.3)	73.7	19.4
Income tax benefit (expense)	2.3	(13.2)	(1.7)
Income (loss) before equity in earnings of joint ventures	(140.0)	60.5	17.7
Equity in earnings (losses) of joint ventures	—	(0.1)	—
Net income (loss)	$(140.0)	$60.4	$17.7
Less: net income (loss) allocated to participating securities	—	3.9	1.1
Net income (loss) allocated to common stockholders	$(140.0)	$56.5	$16.6
EARNINGS (LOSS) PER COMMON SHARE:
Basic	$(1.55)	$0.62	$0.18
Diluted	$(1.55)	$0.59	$0.18
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	90.1	90.5	91.2
Diluted	90.1	96.7	97.1

CENTURY ALUMINUM COMPANY
CONSOLIDATED BALANCE SHEETS
(in millions, except per share amounts)
(Unaudited)
	December 31, 2021	March 31, 2022
ASSETS
Cash and cash equivalents	$29.0	$26.6
Restricted cash	11.7	21.6
Accounts receivable - net	80.6	127.7
Due from affiliates	8.3	18.6
Inventories	425.6	426.5
Derivative assets	34.8	73.3
Prepaid and other current assets	28.2	34.2
Total current assets	618.2	728.5
Property, plant and equipment - net	892.5	893.3
Other assets	59.2	66.9
TOTAL	$1,569.9	1,688.7
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Accounts payable, trade	$186.5	$202.8
Interest payable	—	9.4
Due to affiliates	65.8	88.3
Accrued and other current liabilities	62.7	63.0
Derivative liabilities	102.1	122.2
Accrued employee benefits costs	8.9	10.2
U.S. revolving credit facility	63.6	35.3
Iceland revolving credit facility	50.0	35.0
Industrial revenue bonds	7.8	7.8
Total current liabilities	547.4	574.0
Senior notes payable	245.8	246.0
Convertible senior notes payable	84.0	84.1
Grundartangi casthouse debt facility	—	39.4
Accrued pension benefits costs - less current portion	28.6	26.0
Accrued postretirement benefits costs - less current portion	93.3	92.6
Other liabilities	46.3	51.0
Leases - right of use liabilities	22.9	22.4
Due to affiliates - less current portion	21.9	52.9
Deferred taxes	58.7	60.5
Total noncurrent liabilities	601.5	674.9

SHAREHOLDERS’ EQUITY:
Series A Preferred stock (one cent par value, 5,000,000 shares authorized; 160,000 issued and 58,542 outstanding at December 31, 2021 and March 31, 2022)	0.0	0.0

Common stock (one cent par value, 195,000,000 authorized; 98,418,132 issued and 91,231,611 outstanding at December 31, 2021 and March 31, 2022)	1.0	1.0
Additional paid-in capital	2,535.5	2,536.0
Treasury stock, at cost	(86.3)	(86.3)
Accumulated other comprehensive loss	(82.3)	(81.7)
Accumulated deficit	(1,946.9)	(1,929.2)
Total shareholders’ equity	421.0	439.8
TOTAL	$1,569.9	$1,688.7

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)
(Unaudited)
	Three Months Ended March 31,
	2021	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(140.0)	$17.7
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Unrealized (gain) loss on derivative instruments	94.4	35.5
Depreciation and amortization	20.9	19.4
Deferred tax provision (benefit)	(3.1)	1.3
Other non-cash items - net	6.3	(1.7)
Change in operating assets and liabilities:
Accounts receivable - net	(6.4)	(47.1)
Due from affiliates	(12.2)	(10.3)
Inventories	(11.8)	(0.9)
Prepaid and other current assets	(3.1)	(4.2)
Accounts payable, trade	(4.9)	31.6
Due to affiliates	7.0	(1.2)
Accrued and other current liabilities	3.8	1.6
Other - net	(0.7)	(4.3)
Net cash provided by (used in) operating activities	(49.8)	37.4
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant and equipment	(7.4)	(26.0)
Proceeds from sale of property, plant and equipment	—	0.0
Net cash used in investing activities	(7.4)	(26.0)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments on Hawesville term loan	(5.0)	—
Borrowings under revolving credit facilities	197.6	264.1
Repayments under revolving credit facilities	(192.2)	(307.4)
Debt issuance costs	—	(0.6)
Borrowings under Grundartangi casthouse debt facility	—	40.0
Net cash provided by (used in) financing activities	0.4	(3.9)
CHANGE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	(56.8)	7.5
Cash, cash equivalents and restricted cash, beginning of year	84.3	40.7
Cash, cash equivalents and restricted cash, end of year	$27.5	$48.2

Supplemental Cash Flow Information:
Cash paid for:
Interest	$16.1	$1.2
Taxes	—	0.5
Non-cash investing activities:
Capital expenditures	1.8	4.2
Capitalized Interest	—	1.0

CENTURY ALUMINUM COMPANY
SELECTED OPERATING DATA
(in millions, except shipments)
(Unaudited)

SHIPMENTS - PRIMARY ALUMINUM(1)

	United States		Iceland		Total
	Tonnes	Sales $	Tonnes	Sales $	Tonnes	Sales $
2022
1st Quarter	134,953	494.8	76,458	247.5	211,411	742.3

2021
4th Quarter	121,549	411.8	79,412	238.9	200,961	650.7
1st Quarter	116,437	275.6	79,260	164.2	195,697	439.8
    Notes:
    (1) Excludes scrap aluminum sales and alumina sales.

CENTURY ALUMINUM COMPANY
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in millions, except per share amounts)
(Unaudited)

	Three months ended
	December 31, 2021		March 31, 2022
	$MM	EPS	$MM	EPS
Net income (loss) as reported (1)	$57.2	$0.59	$17.3	$0.18
Unrealized (gain) loss on derivative contracts, net of tax	(53.8)	(0.56)	39.0	0.40
Share-based compensation	9.9	0.10	3.3	0.03
Impact of preferred and convertible shares	3.9	0.04	1.1	(0.02)
Adjusted net income (loss)	$17.2	$0.17	$60.7	$0.59

Notes:
(1) In periods of positive earnings, this represents earnings allocated to participating dilutive shares. For the three months ended March 31, 2022 and December 31, 2021, this includes earnings allocated to common stockholders plus an add-back of $0.7 million net interest expense related to the convertible notes.

	Three months ended
	December 31, 2021	March 31, 2022
Net Income (loss) as reported	$60.4	$17.7
Interest expense	6.2	7.3
Interest expense - Hawesville term loan	0.5	—
Interest income	(0.6)	(0.1)
Net (gain) loss on forward and derivative contracts	(26.8)	56.7
Other income - net	(2.4)	(2.0)
Income tax expense	13.2	1.7
Equity in losses of joint ventures	0.1	—
Operating income (loss)	50.6	81.3
Share-based compensation	9.9	3.3
Depreciation and amortization	21.7	20.9
Adjusted EBITDA	$82.2	$105.5

Contact
Peter Trpkovski
(Investors and media)
312-696-3132

Source: Century Aluminum Company